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                                                                       EXHIBIT 4

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  NUMBER                                                                                                                    SHARES
- ----------                                                                                                                ----------
FE
- ----------                                                                                                                ----------


                                                                FE                               SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                                                                   CUSIP 319987 10 3

                                              FIRST ENTERPRISE FINANCIAL GROUP, INC.
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

        --------------------------------------------------------------------------------------------------------------------
        THIS CERTIFIES THAT





        IS THE OWNER OF
        --------------------------------------------------------------------------------------------------------------------



                           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                                              FIRST ENTERPRISE FINANCIAL GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

  WITNESS the facsimile signatures of its duly authorized officers.

Dated:

                        SECRETARY                                                                  PRESIDENT

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM -  as tenants in common                     UNIF GIFT MIN ACT -- _______________________ Custodian ________________
         TEN ENT -  as tenants by the entireties                                         (Cust)                         (Minor)
         JT TEN  -  as joint tenants with right of                                under Uniform Gifts to Minors
                    in common                                                     Act_______________________________________________
                                                                                                        (State)
                                                             UNIF TRF MIN ACT -- ____________________ Custodian (until age ________)
                                                                                        (Cust)
                                                                                 ___________________________ under Uniform Transfers
                                                                                          (Minor)
                                                                                 to Minors Act _____________________________________
                                                                                                             (State)

                             Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|


____________________________________________________________________________________________________________________________________
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ SHARES
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________



                                                                ____________________________________________________________________
                                                                THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                     NOTICE     WRITTEN UPON THE FACE OF THE CERTIFICATE IN every particular, without alteration or enlargement or any change whatever.

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